Prospectus Supplement

March 16, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund Trust Prospectuses dated January 28, 2022

Discovery Portfolio Dynamic Value Portfolio Global Strategist Portfolio (the "Funds")

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Funds will be renamed Class R6 shares;

•  The minimum initial investment amount for Class I shares of the Funds will be reduced to $1 million;

•  The minimum initial investment amount for Class R6 shares of the Funds will be reduced to $5 million;

•  The contingent deferred sales charge holding period for Class A shares of the Funds that are not subject to any sales charges at the time of purchase will be reduced to 12 months after purchase; and

•  The dollar amount at which investors may qualify for a sales charge discount for Class A shares of a Fund will be increased to $50,000. Accordingly, the cumulative net asset value per share of Class A shares of a Fund being purchased in a single transaction (together with other shares of Morgan Stanley Funds), as described in the section "Fund Summary—Fees and Expenses" in the Prospectus, at which investors may qualify for a sales charge discount will be $50,000 or more. In addition, the front-end sales charge schedule for Class A shares of the Funds as well as the dealer commission as a percentage of offering price schedule will be amended.

Accordingly, the following changes will be made to each Prospectus effective April 29, 2022:

Each instance of "Class IS" in each Prospectus is hereby deleted and replaced with "Class R6."

In the section of the Prospectus entitled "Fund Summary—Fees and Expenses", the dollar amount at which investors may qualify for a sales charge discount for Class A shares of a Fund will be increased to $50,000 or more.

Footnote 1 in the section of each Prospectus entitled "Fund Summary—Fees and Expenses" is hereby deleted in its entirety and replaced with the following:

Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances. See "Shareholder Information—How To Redeem Fund Shares" for further information about the CDSC waiver categories.

In the sections of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares," "Shareholder Information—Minimum Investment Amounts," the minimum initial investment amount for Class I shares and Class R6 shares of the Funds will be reduced to $1 million and $5 million, respectively.

In the section of each Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares" the sentence relating to investments of $1 million or more being subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase is hereby deleted in its entirety and replaced with the following:

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 12 months after purchase. See "—How to Redeem Fund Shares" below for more information about how the CDSC is assessed.

In the section of each Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares," the third sentence and the "Front End Sales Charge" table are hereby deleted in their entirety and replaced with the following to reflect the amended front-end sales charge and dealer commission as a percentage of offering price schedules:

As shown below, the sales charge is reduced for purchases of $50,000 and over.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested	Dealer Commission as a Percentage of Public Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and over*	0.00%	0.00%	0.00%

*  The Distributor may pay a commission of up to 1.00% to a Financial Intermediary for purchase amount of $1 million or more.

Please retain this supplement for future reference.

  IFTHARMONPROSPT1 3/22

Statement of Additional Information Supplement

March 16, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2022

Core Plus Fixed Income Portfolio Corporate Bond Portfolio Discovery Portfolio Dynamic Value Portfolio Global Strategist Portfolio High Yield Portfolio Short Duration Income Portfolio

Effective April 29, 2022, each instance of "Class IS" in the Statement of Additional Information is hereby deleted and replaced with "Class R6."

Effective April 29, 2022, the footnote in the section of the Statement of Additional Information entitled "Distribution and Shareholder Service Plans—Revenue Sharing" is hereby deleted in its entirety and replaced with the following:

Commissions or transaction fees paid when Morgan Stanley Smith Barney LLC or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: (i) with respect to the U.S. Equity and Asset Allocation Funds: 1.00% on sales of $1 million to $4 million, then 0.50% on sales over $4 million to $15 million and then 0.25% on the excess over $15 million; and (ii) with respect to the Fixed Income Funds (except Short Duration Income Portfolio): 0.75% on sales of $500,000 to $4 million, then 0.50% on sales over $4 million to $15 million and then 0.25% on the excess over $15 million. Purchases of Class A shares for which no initial sales charge is paid are subject to a contingent deferred sales charge ("CDSC") of 1% with respect to the U.S. Equity and Asset Allocation Funds and 0.75% with respect to the Fixed Income Funds (except Short Duration Income Portfolio) if the redemption of such shares occurs within 12 months after purchase. The full amount of such CDSC will be retained by the Distributor. With respect to the Short Duration Income Portfolio: 0.25% on sales of $250,000 to $4 million, then 0.20% on sales over $4 million to $15 million and then 0.15% on the excess over $15 million.

Effective April 29, 2022, the paragraph before the third table in the section of the Statement of Additional Information entitled "Performance Information" and the row pertaining to Short Duration Income Portfolio is hereby deleted in their entirety and replaced with the following:

The average annual compounded rates of return, inclusive of a maximum sales charge of 3.25% (5.25% with respect to the Global Strategist and Discovery Portfolios and 2.25% with respect to Short Duration Income Portfolio), for Class A shares of the Funds for the 1-,5- and 10-year periods ended September 30, 2021 and for the period from inception through September 30, 2021 are as follows:

Fund	1 Year Return 9/30/2021	5 Years Ended 9/30/2021	10 Years Ended 9/30/2021	Inception to 9/30/2021	Date of Inception of Class
Short Duration Income	-1.08%	1.85%	2.17%	0.52%	9/28/2007